Exhibit 32.2


                        CERTIFICATION OF CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report MIV Therapeutics, Inc. (the "Company") on Form 10-QSB for the quarter ended August 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Patrick McGowan, as Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Patrick McGowan
----------------------------
Patrick McGowan
CFO
October 24, 2005


                                                                              21